

2023 Annual General Meeting

31 May 2023 9.30am AEST/
30 May 2023 4.30pm US PT

Life360

Chairman's Address

John Philip Coghlan



Cementing our position as the market-leading family safety membership service

Delivered strong core subscription momentum

- **~49m** — Global Monthly Active Users **+ 37% YoY**
- **1.5m** — Global Paying Circles **+ 23% YoY** while raising U.S. pricing
- **+22%** — YoY lift in CY22 U.S. ARPPC reflecting price increase

Executed Tile integration strategy

- Full team integrations of Life360, Tile and Jiobit
- Major product enhancements: ~8x increase in Tile Finding network, Tiles on Life360 map
- Platform established for bundled Tile hardware Membership offering

Established a pathway to profitability

- **$224m*** — Annualized Monthly Revenue **+61% YoY**
- Unified platform in place to support improved subscriber metrics
- Integrated leaner cost base and reducing commissions expected to drive efficiencies

*December 2022 Annualized Monthly Revenue (AMR)

CY22 performance

Revenue	Adjusted EBITDA*	Net loss	Strong balance sheet
$228.3 Million	(40.1) Million	$(91.6) Million	$90.4 Million cash and cash equivalents**

*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 1

** Cash and cash equivalents includes Restricted Cash and November 2022 capital raise of $32.2m net of transaction costs

Life360 Core Values are Family Safety and Security

- **Our Values**: Refreshed values following the acquisitions of Tile and Jiobit
- **Culture:** Established a new approach to create a culture of belonging
- **People and talent training**: Launched a formal Learning and Development strategy aligned with our employee value proposition
- **Additional employee benefits**: New benefits including Platinum Life360 membership and Tile credits, mental health support, family planning, fitness and medical care



Our People
Safety and wellbeing, Diversity, Development & Training, Grievances and impact
Environment
Product Sustainability, Emissions (carbon neutral in 2020), Climate resilience
Our Values
Governance
Business ethics, Anti-corruption, IP protection, ESG performance disclosure
Our Community
User safety and wellbeing
Privacy and data security, Protection and rights of minors, Community participation

- **Emissions**: Achieved carbon neutrality for 2020 and 2021
- **IT resources**: Minimizing initial IT set-up to avoid e-waste
- **Travel**: Remote-first company reduces commuting requirements. Carpooling required for all in-person company gatherings
- **Digital communications**: Migration to all digital employee communications to eliminate physical deliveries

- **Financial Sustainability**: Development of a "Path to Profitability" to ensure the long-term financial sustainability of the Company
- **Data:** New commercial agreement to de-identify and commercialize only aggregated data insights
- **Data security**: Rollout of company wide training programs to enhance security practices
- **ESG reporting**: Establishment of dedicated cross functional ESG committee committed to providing reporting transparency

- **Free user experience:** Ongoing investment in the free user experience, and expansion of free features that support family safety and security
- **Privacy:** New privacy policy developed to incorporate the acquisitions of Tile and Jiobit, coming into effect in January 2023
- **Philanthropy:** Employee volunteering initiatives and fund raising to support groups dedicated to supporting families

Further information on Life360's ESG initiatives will be included in the 2022 Annual Report

CY22 USER HIGHLIGHTS

Connecting families and saving lives

"Life360 alerted us right away that she had been in a collision, with her location. We were able to get to her immediately before we even had to get a call from the police, firefighters or paramedics. Well worth it! Get it, if you don't have it. #life360"

- Life360 user

2,145,532
Help alerts sent

34,461
Ambulances dispatched

26 Billion
Safe arrival notifications

223 Billion
Miles driven with Life360 Crash Detection

700 Billion
Tile Bluetooth location updates

17 Million
Tile "items left behind" smart alerts

Chairman's Address

John Philip Coghlan





CEO’s Address

Chris Hulls

GLOBAL MAU REACHING NEW HEIGHTS WITH STRONG RETENTION

Q1'23 year-on-year growth of 33%

Life360 Core Monthly Active Users (MAU)(M)



26%
U.S. MAU growth YoY
44%
International MAU growth YoY
COVID-19
6.0
7.3
8.5
8.8
9.6
10.8
10.5
11.2
11.6
9.1
9.2
9.7
10.0
12.1
11.6
11.8
13.2
14.9
17.7
17.6
19.1
6.5
7.6
8.9
10.0
11.4
12.9
14.6
16.8
16.7
16.3
16.8
17.0
18.1
20.4
22.2
23.7
25.1
27.0
29.3
30.9
31.7
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
US
International

Life360 Core Returning Monthly Active Users by cohort (RMAU)*(M)



RMAU strength reflects increasing engagement
50
45
40
35
30
25
20
15
10
5
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
2015
2016
2017
2018
2019
2020
2021
2022
2023

*Returning Monthly Active Users are defined as users that are active in a given month who have registered more than 30 days ago

PAYING CIRCLE GROWTH AND ACCELERATING ARPPC GROWTH

Price increase accelerating ARPPC uplift

Paying Circles by geography (000s)*


US Paying Circles increased 15% YoY while raising prices significantly
93 109 124 138 157 159 171 180 185 173 176 174 166 186 204 227 243 275 310 332 364
280 337 410 458 529 550 605 647 676 672 707 716 737 804 895 991 1,044 1,117 1,180 1,162 1,203
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23
US International

Average Revenue Per Paying Circle (ARPPC) ($)


Q1'23 ARPPC increased 43% YoY for US subscribers reflecting price increase
US International
$140
$59
$55
$43
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23

*Price increase took effect across U.S. Membership tiers from November 2022
Cumulative new and upsell subscribers in the Membership plans of 856,000, comprising Silver (10%), Gold (84%) and Platinum (6%)
Note: Methodology for calculating Paying Circles was revised from Q1'21

ACCELERATING SUBSCRIPTION REVENUE GROWTH

AMR has more than tripled since our IPO in May 2019

Quarterly Recurring Revenue ($M)*



+41%
YoY growth in recurring revenue
70
60
50
40
30
20
10
0
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Subscription
Other

Quarterly Annualized Monthly Revenue ($M)*



+44%
YoY growth in March 2023 Annualized Monthly revenue
250
200
150
100
50
0
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

*Recurring Revenue and Annualized Monthly Revenue are unaudited. Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period.

Q1'23 RESULTS SUMMARY

Delivering on growth

$M	Q1'22	Q1'23	% ch YoY	CY22 Result	CY23 Guidance
Revenue					
Subscription	33.1	51.7	*+56%*	153.3	
Hardware	9.6	10.0	*+3%*	47.9	
Other	8.3	6.5	*-21%*	27.1	
Total revenue	**51.0**	**68.1**	***+34%***	**228.3**	**300-310**
Annualized Monthly Revenue (AMR)	166.1	239.5	*+44%*	224.4	
Adjusted* EBITDA	**(13.7)**	**0.5**		**(40.1)**	**5-10**
Cash and cash equivalents**	**98.2**	**76.1**		**90.4**	

Note: Tables may not add due to rounding.
*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 1
** Cash and cash equivalents includes Restricted Cash.

STRATEGY UPDATE

2023 Key Initiatives

Invest in the Core



Amazing user experience drives engagement and upsell to premium

Drive Membership


9:41
Get 2 free Tiles™ to track your stuff in Life360!
Attach Tiles to your keys, wallet, or backpack, and see them on the Life360 map.
Learn more about Life360 Platinum

Bundled Tile hardware drives improved conversion and retention

Expand internationally


SOS
Usa el botón SOS de Life360 si no te sientes seguro
Caminando solo por la noche
Presente en un tiroteo activo
Sufriendo una emergencia médica

Launch in the UK provides a base for European expansion

Drive financial leverage



Leveraging revenue growth and strong margins, and managing opex to drive path to profitability

Outlook

For CY23, Life360 expects to deliver:

- Core Life360 subscription revenue growth (excluding Tile and Jiobit) in excess of 50% YoY;
- Hardware revenue growth of 0% to 5%;
- Other revenue of approximately $26 million;
- Consolidated revenue of $300 million - $310 million;
- Positive Adjusted EBITDA* and Operating Cash Flow of $5 million - $10 million, with positive Adjusted EBITDA for each quarter of CY23, and positive Operating Cash Flow anticipated on a quarterly basis beginning with Q2'23 and for full CY23.



*Adjusted EBITDA was previously referred to as Underlying EBITDA.
For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 1

APPENDIX 1

Non-GAAP Financial Measures

(in thousands)	CY22	CY21
EBITDA		
Net loss	$ (91,629)	$ (33,557)
Add (deduct):		
Convertible notes fair value adjustment	(1,786)	511
Derivative liability fair value adjustment (1)	(1,295)	733
Provision (benefit) for income taxes	312	(127)
Depreciation and amortization (2)	9,199	876
Other (income) expense, net	(13)	178
EBITDA	**$ (85,212)**	**$ (31,386)**
Stock-based compensation	34,680	11,938
Form 10 and IPO related costs	3,766	-
Acquisition and integration costs	11,949	2,744
(Gain)/loss on revaluation of contingent consideration	(5,279)	3,600
Adjusted EBITDA	**$ (40,096)**	**$ (13,104)**

(1) To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes
(2) Includes depreciation on fixed assets and amortization of acquired intangible assets

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

EBITDA and Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization and (iv) other income (expense). Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization, (iv) other income (expense), (v) stock-based compensation, (vi) acquisition and integration costs, (vii) non-recurring workplace restructuring costs, (viii) prototype inventory write-off, and (ix) (gain)/loss on revaluation of contingent consideration.

The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA in this media release because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

APPENDIX 1

Non-GAAP Financial Measures

(in thousands)	Q1'23	Q1'22
Net loss	$ (14,071)	$ (25,222)
Add (deduct):		
Convertible notes fair value adjustment	(72)	(1,575)
Derivative liability fair value adjustment (1)	(14)	(914)
Provision (benefit) for income taxes	108	(58)
Depreciation and amortization (2)	2,273	2,201
Other (income) expense, net	(843)	546
EBITDA	**$ (12,619)**	**$ (25,022)**
Stock-based compensation	8,955	6,095
Acquisition and integration costs	-	9,258
Non-recurring workplace restructuring costs(3)	3,254	-
Inventory write-off(4)	916	-
(Gain)/loss on revaluation of contingent consideration	-	(4,000)
Adjusted EBITDA	**$ 506**	**$ (13,669)**

(1) To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes
(2) Includes depreciation on fixed assets and amortization of acquired intangible assets
(3) Relates to non-recurring personnel and severance related expenses in connection with the workplace restructure announced on January 12, 2023.
(4) Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development.

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

EBITDA and Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization and (iv) other income (expense). Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization, (iv) other income (expense), (v) stock-based compensation, (vi) acquisition and integration costs, (vii) non-recurring workplace restructuring costs, (viii) prototype inventory write-off, and (ix) (gain)/loss on revaluation of contingent consideration.

The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA in this media release because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

Disclaimer

This document dated 31 May 2023 has been prepared by Life360, Inc. (ARBN 629 412 942) (Company) and is provided for information purposes only. It contains summary information about the Company and its activities and is current as at the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission, available at www.asx.com.au and www.sec.gov, respectively.

This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under Australian law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision.

By reading this document you agree to be bound by the limitations set out in this document. No representation or warranty, express or implied, is made as to the accuracy, reliability, completeness or fairness of the information, opinions, forecasts, reports, estimates and conclusions contained in this document. To the maximum extent permitted by law, none of the Company and its related bodies corporate, or their respective directors, employees or agents, nor any other person accepts liability for loss arising from the use of or reliance on information contained in this document or otherwise arising in connection with it, including without limitation any liability from fault of negligence.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PLSRA"), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including the words "anticipate", "expect", "suggests", "plan", "believe", "intend", "estimates", "targets", "projects", "should", "could", "would", "may", "will", "forecast" and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the Company's growth strategy and business plan and the Company's ability to effectively manage its growth and meet future capital requirements; the Company's expectations regarding future financial performance, including its expectations regarding its revenue, revenue growth, adjusted EBITDA, and operating cash flow, and the Company's ability to achieve or maintain future profitability; the Company's ability to further penetrate its existing member base, maintain and expand its member base and increase monetization of its member base; the Company's ability to expand internationally and the significance of its global opportunity; the Company's ability to anticipate market needs or develop new products and services or enhance existing products and services to meet those needs; and the Company's ability to increase sales of its products and services. Such forward-looking statements are prediction, projections and other statements about future events that are based on current expectations and assumptions and, as a result, involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

This document contains unaudited financial information for the Company that has been prepared by the Company's management. The Company's results are reported under US-GAAP. Investors should be aware that certain financial data included in this presentation including average revenue per paying circle (ARPPC), and average revenue per User (ARPU) is "non-IFRS information" under Regulatory Guide 230 (Disclosing non-IFRS financial information) published by ASIC or "non-GAAP financial measures" within the meaning of Regulation G of the Exchange Act.

All values are stated in US dollars unless otherwise stated.